EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the T. Rowe Price Associates, Inc. 1998 Director Stock Option Plan, of our report dated January 26, 1999, appearing on page 22 of the T. Rowe Price Associates, Inc. Annual Report on Form 10-K for the year ended December 31, 1998.


                                   /s/ PricewaterhouseCoopers LLP
                                   ------------------------------
Baltimore, Maryland
November 11, 1999
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